UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2008

Intermec, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-13279	95-4647021
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6001 36th Avenue West Everett, Washington www.intermec.com	98203-1264
(Address of principal executive offices and internet site)	(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On February 7, 2008, Intermec, Inc. issued a press release announcing our preliminary financial results for the fourth fiscal quarter and fiscal year ended December 31, 2007. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 7.01   Regulation FD Disclosure

In the press release issued on February 7, 2008 and attached to this Current Report as Exhibit 99.1, we announced our outlook for the first quarter of 2008 with respect to our anticipated range of revenues and our anticipated range of diluted earnings per share from continuing operations.

Item 9.01   Financial Statements and Exhibits.

(d)       Exhibits

Exhibit Number	Description
99.1	Press release issued by Intermec, Inc. dated February 7, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Intermec, Inc.
(Registrant)

Date:	February 7, 2008	By:	/s/ Lanny H. Michael
Lanny H. Michael
Senior Vice President and Chief Financial Officer